SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9 West 57th Street, 41st Floor

New York, New York 10019

September 7, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) to be held on Wednesday, October 12, 2005 at 10:00 a.m., Eastern time, at the Parker Meridian Hotel located at 119 West 56th Street, New York, New York 10019.

The notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two Class I directors of the Company. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed self-addressed envelope. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Michael S. Gross
Chairman and Chief Executive Officer

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 41st Floor

New York, New York 10019

(212) 515-3200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 12, 2005

To the Stockholders of Apollo Investment Corporation:

The 2005 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) will be held at the Parker Meridian Hotel located at 119 West 56th Street, New York, New York 10019 on Wednesday, October 12, 2005 at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect two Class I directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified;

2.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on August 25, 2005. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. You may also vote by telephone or through the Internet. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/S/    MICHAEL D. WEINER

Michael D. Weiner,

Corporate Secretary

New York, New York

September 7, 2005

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting you still may attend the meeting and vote your shares in person.

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 41st Floor

New York, New York 10019

(212) 515-3200

PROXY STATEMENT

2005 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2005 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, October 12, 2005 at 10:00 a.m., Eastern time, at the Parker Meridian Hotel located at 119 West 56th Street, New York, New York 10019 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2005, are first being sent to stockholders on or about September 7, 2005.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares.

If your shares are held for your account by a broker, bank, or other institution or nominee, you may vote your shares at the meeting only if you obtain proper written authority from your institution or nominee. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, August 25, 2005.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class I directors of the Company, who will each serve for a term of three years or until his successor is duly elected and qualified;

2.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on August 25, 2005 (the “Record Date”). There were 62,768,013 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Vote Required

Election of Directors.    The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, proxies withholding authority to vote and broker non-votes will have the effect of a vote against a nominee.

Additional Solicitation.    If there are not enough votes to approve the proposal at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, banks or other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser. AIM is located at 9 West 57th Street, New York, New York 10019. No additional compensation will be paid to directors, officers or regular employees for such services.

ComputerShare Fund Services (“ComputerShare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $13,500 plus expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each stockholder’s full name and complete address and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the stockholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement, Computershare will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote, asking the stockholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should stockholders require additional information regarding the Proxy Statement or require a replacement proxy card, they may contact Computershare toll-free at 1-877-288-7833.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”).

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of June 30, 2005, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based on Schedule 13D, Schedule 13G or other filings by such persons with the Securities and Exchange Commission (the “Commission”). Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC (2)	Beneficial	1,030,877	1.65%
Wellington Management Company, LLP (3) 75 State Street Boston, Massachusetts 02109	Beneficial	4,772,950	7.60%
Boston Partners Asset Management, LLC(4) 28 State Street Boston, Massachusetts 02109	Beneficial	3,162,357	5.04%
All officers and directors as a group (11 persons) (5)	Beneficial		* %

*	Represents less than 1%.

(1)	All of our common stock is owned of record by Cede & Co., as nominee of the Depository Trust Company.
(2)	AIC Co-Investors LLC is a special purpose entity related to AIM.
(3)	Wellington Management Company, LLP retains (a) shared power to vote or to direct the vote as to 4,306,450 shares and (b) shared power to dispose or to direct the disposition of 4,772,950 shares.
(4)	Boston Partners Asset Management, LLC retains (a) shared power to vote or to direct the vote as to 2,533,532 shares and (b) shared power to dispose or to direct the disposition of 3,162,357 shares.
(5)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of March 31, 2005. Information as to the beneficial ownership is based on information furnished to the Company by the directors. (We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.)

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Martin E. Franklin	$100,001 – $500,000
Carl Spielvogel	$ 50,001 – $100,000
Elliot Stein, Jr.	$ 50,001 – $100,000
Gerald Tsai, Jr.	$100,001 – $500,000
Bradley J. Wechsler	None

Interested Directors
Michael S. Gross	Over $1,000,000(2)
John J. Hannan	$500,000 – $1,000,000(2)

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	Reflects pecuniary interests in AIC Co-Investors LLC. Messrs. Gross and Hannan disclaim beneficial ownership of shares held by AIC Co-Investors LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board provided that the number thereof shall never be less than four nor more than eight. In accordance with the bylaws, the Company currently has seven members of the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

The Board Of Directors Recommends That You Vote FOR The Election Of The Nominees Named In This Proxy Statement.

Information about the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. All the nominees for Class I currently serve as directors of the Company.

Mr. Martin E. Franklin and Mr. Carl Spielvogel each has been nominated for election for a three year term expiring in 2008. Neither Mr. Franklin nor Mr. Spielvogel is being proposed for election pursuant to any agreement or understanding between either Mr. Franklin or Mr. Spielvogel and the Company.

Nominees for Class I Directors—Term Expiring 2008

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Martin E. Franklin, 40	Director	Class I Director since March 2004; Term expires 2005	Chairman and Chief Executive Officer of Jarden Corporation, a broad based consumer products company, since 2001. Prior to joining Jarden Corporation, Mr. Franklin served as Chairman and a director of Bollé, Inc. (manufacturer of consumer products) from 1997 to 2000.	Director of Kenneth Cole Productions Inc. (apparel company) and Find/ SVP, Inc. (information services company).

Carl Spielvogel, 76	Director	Class I Director since March 2004; Term expires 2005	Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000 and from 2001 to present. In 2000–2001, Mr. Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia.	Director of Interactive Data Corporation, Inc. (financial services company), trustee of the Metropolitan Museum of Art, trustee and Chairman of the business council for the Asia Society, trustee of Lincoln Center for the Performing Arts, trustee of Eureeka Communities (organization supports inner-city development), member of the Council on Foreign Relations and member of the board of trustees of the Institute for the Study of Europe, at Columbia University.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class II Directors—Term Expiring 2006

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director
John J. Hannan, 52 (3)	Director	Class II Director since March 2004; Term expires 2006	Co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. in 1993	Director of Vail Resorts, Inc. (resort owner and operator).

Independent Director
Gerald Tsai, Jr., 76	Director	Class II Director since March 2004; Term expires 2006	Private Investor	Director of Sequa Corporation (airline/automotive services), Zenith National Insurance Corp (insurance company), Triarc Companies, Inc. (restaurant franchiser) and United Rentals, Inc. (equipment rentals)

Class III Directors—Term Expiring 2007

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director
Michael S. Gross, 43 (4)	Chairman, President and Chief Executive Officer	Class III Director since March 2004; Term expires 2007	Founder and managing partner of Apollo Investment Management L.P. He co-founded Apollo Management, L.P. in 1990 and has management responsibilities for other Apollo investment funds.	Director of Allied Waste Industries, Inc. (waste hauler), Saks, Inc. (retailer), United Rentals, Inc. (equipment rentals) and Educate, Inc. (education services) , founding member, and on the executive committee, of the Youth Renewal Fund, chairman of the board of Mt. Sinai Children’s Center Foundation, Trustee of the Trinity School and on the corporate advisory board of the University of Michigan Business School

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Elliot Stein, Jr., 56	Director	Class III Director since March 2004; Term expires 2007	Served as Chairman of Caribbean International News Corporation since 1985. He is also a managing director of Commonwealth Capital Partners as well as various private companies including VTG Holdings Inc., Cloud Solutions LLC, Bargain Shop Holdings, Inc. and Media Brands, Inc.	Trustee of Claremont Graduate University and the New School University, member of the Board of Councilors of the Annenberg School of Communications at the University of Southern California and member of the Council on Foreign Relations

Bradley J. Wechsler, 53	Director	Class III Director since April 2004; Term expires 2007	Co-Chairman and co-Chief Executive Officer of IMAX Corporation since May 1996	Vice-chairman of the board of the NYU Hospital and Medical Center and chairman of its Finance Committee. Director of The American Museum of the Moving Image, the Ethical Culture Fieldston Schools and Math for America

(1)	The business address of the director nominees and other directors and executive officers is c/o Apollo Investment Corporation, 9 West 57th Street, 41st Floor, New York, New York 10019.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Hannan is an interested director due to his position as an officer of AIM.
(4)	Mr. Gross is an interested director due to his position as an officer of the Company.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended March 31, 2005, the Board of Directors of the Company held ten meetings, four audit committee meetings and four Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, and encouraged to attend the annual meeting of stockholders.

The Audit Committee.    The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is presently composed of four persons: Messrs. Franklin, Spielvogel, Stein and Tsai, all of whom are independent directors and are otherwise considered independent under the National Association of Securities Dealers’ listing standards (the “NASD Listing Standards”). The Company’s Board of Directors has determined that Messrs. Franklin and Tsai each is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of four persons: Messrs. Franklin, Spielvogel, Stein and Tsai. The Nominating and Governance Committee has adopted a written Nominating and Corporate Governance Committee charter that is attached as Appendix B to this Proxy Statement.

The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Michael D. Weiner, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 41st Floor, New York, New York 10019. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Listing Standards and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors

The Compensation Committee.    The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Gordon E. Swartz, Chief Compliance Officer, 9 West 57th Street, 41st Floor, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)
Arthur H. Penn, 41	Chief Operating Officer	Mr. Penn, a co founder of AIM, joined the Apollo organization (‘Apollo”) in April 2003 as a partner with a focus on Apollo’s debt-oriented activities. Mr. Penn is a managing partner of AIM and the Apollo Distressed Investment Fund, L.P. From 2002 to 2003 , prior to joining Apollo, Mr. Penn was a managing director of CDC-IXIS Capital Markets. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Securities LLC) from 1999 through 2001.

Michael D. Weiner, 52	Vice President and Secretary	Mr. Weiner has served as general counsel of Apollo Management, L.P. and Apollo Real Estate Advisors since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius.

Richard L. Peteka, 43	Chief Financial Officer and Treasurer	Mr. Peteka joined the Company on June 1, 2004 as its Chief Financial Officer and Treasurer. Prior to joining the Company, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies advised by Citigroup Asset Management.

Gordon E. Swartz, 57	Chief Compliance Officer and Assistant Secretary	Mr. Swartz became the Chief Compliance Officer of the Company in October of 2004 and Assistant Secretary of the Company in February of 2005. Prior to joining the Company, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, 41st Floor, New York, New York 10019
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company. The Company’s code can be accessed via the Internet site of the Commission at http://www.sec.gov. Our code of conduct is filed as Exhibit 14.1 to Form 10-K, filed with the Commission on June 14, 2005. The Company intends to disclose any amendments to or waivers of required provisions of the code on Form 8-K.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the directors for the fiscal year ended March 31, 2005. No compensation is paid to the interested directors.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits accrued as part of our expenses(1)	Total paid to Director/Officer
Independent directors
Martin E. Franklin	$66,000	None	$66,000
Carl Spielvogel	60,000	None	60,000
Elliot Stein, Jr.	65,000	None	65,000
Gerald Tsai, Jr.	57,000	None	57,000
Bradley J. Wechsler	36,250	None	36,250

Interested directors
Michael S. Gross	None	None	None
John J. Hannan	None	None	None

Officers
Arthur H. Penn	None	None	None
Michael D. Weiner	None	None	None
Richard L. Peteka(2)	None	None	None
Gordon E. Swartz(2)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Richard L. Peteka and Gordon E. Swartz are employees of Apollo Investment Administration LLC.

Compensation of Directors

The independent directors receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2005.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP (“PricewaterhouseCoopers” or “PWC”), the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PWC’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the Commission. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006.

The Audit Committee

Martin E. Franklin, Chairman

Carl Spielvogel

Elliot Stein, Jr.

Gerald Tsai, Jr.

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into an investment advisory and management agreement with AIM. Our senior management and our chairman of the Board of Directors have ownership and financial interests in AIM. Our senior management also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

We have entered into a royalty-free license agreement with AIM, pursuant to which AIM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from Apollo Investment Administration LLC (“Apollo Administration”), an affiliate of AIM and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the administration agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

Apollo Investment Fund IV, LP (together with Apollo Overseas Partners IV, LP, an entity formed to co-invest with Apollo Investment Fund IV, LP), a private fund managed by an investment manager affiliated with AIM, owns approximately 14% of the outstanding common stock (on a fully diluted basis) of United Rentals, Inc. Michael S. Gross, our president, chief executive officer, Chairman of the Board and a managing partner of AIM, and Gerald Tsai Jr., one of our independent directors, are members of the Board of Directors of United Rentals, Inc.

We will not invest in any portfolio company in which any affiliate of AIM has a pre-existing investment. We may, however, co-invest on a concurrent basis with other affiliates of AIM, subject to compliance with applicable allocation procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. At a meeting held on June 3, 2005, the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2006. A representative of PWC will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to responds to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2005, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee’s Report appears above.

Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings. Fees incurred by the Company were $10,000 for each quarterly review associated with our Form 10-Q filings and $75,000 for the annual audit of the Company’s financial statements included as part of our Form 10-K filing.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees:    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. Tax fees incurred by the Company were $10,000 during the fiscal year ended March 31, 2005 and represented work related to our excise tax distribution requirements and their respective form extensions.

All Other Fees:    Other fees would include fees for products and services other than the services reported above.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2006 Annual Meeting of Stockholders will be held in July 2006, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal within a reasonable time before the Company begins to print and mail its proxy materials, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.

Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to Michael D. Weiner, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 41st Floor, New York, New York 10019 and should be received by the Company within a reasonable time before the Company mails its proxy materials. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street, 41st Floor

New York, NY 10019

The Audit Committee Chair may be contacted at:

Martin Franklin

Apollo Investment Corporation

Audit Committee Chairman

9 West 57th Street, 41st Floor

New York, NY 10019

You are cordially invited to attend the Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

/S/ MICHAEL D. WEINER
Michael D. Weiner Corporate Secretary

New York, New York

September 7, 2005

Appendix A

APOLLO INVESTMENT CORPORATION

(THE “CORPORATION”)

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors of the Corporation, pursuant to authority delegated to it by the Board, to monitor (1) the integrity of the financial statements of the Corporation, (2) the independent auditor’s qualifications and independence, (3) the performance of the Corporation’s internal audit function and independent auditors, and (4) the compliance by the Corporation with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the “Commission”) to be included in the Corporation’s annual proxy statement.

Committee Membership and Function

The Audit Committee of the Corporation shall at all times have at least three members and be composed solely of Independent Board Members. “Independent Board Members” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation, (ii) are “independent directors” (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission, including the requirement that they not accept directly or indirectly any consulting, advisory, or other compensation from the Corporation or any subsidiary thereof (other than Directors’ fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of the Corporation or such subsidiary). The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies, and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Board Members. The members of the Audit Committee shall select its Chairman.

As a matter of best practices, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time (“Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including, but not limited to, a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter. If a vacancy exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board will, as a matter of best practices, endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Audit Committee and of the Board of Directors.

Notwithstanding the foregoing, for so long as the Corporation’s common stock is listed on The Nasdaq National Market (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

Committee Authority and Responsibilities

The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Corporation’s shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Corporation’s independent accountants (subject, if applicable, to shareholder ratification.)

In fulfilling their responsibilities thereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Corporation and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Corporation, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Corporation. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

The Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Corporation. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall review this Charter at least once annually and recommend any changes to this Charter that it deems appropriate to the full Board of Directors. The Audit Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

1	For purposes of this Charter, the term management means the appropriate officers of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1. To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Corporation, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

2. To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law2.

3. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Oversight of the Corporation’s Relationship with the Independent Accountants

4. To obtain and review a report from the independent accountants at least annually regarding:

(a) the independent accountants’ internal quality-control procedures;

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c) any steps taken to deal with any such issues; and

(d) all relationships between the independent accountants and the Corporation.

5. To evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a) evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Corporation;

(b) considering whether the accountant’s quality controls are adequate;

(c) considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

(d) taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).

The Audit Committee shall present its conclusions with respect to the independent accountants to the Board.

6. To ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. To consider whether, in

2	In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Corporation by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Corporation’s independent accountants to the Corporation’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Corporation if the engagement relates directly to the operations and financial reporting of the Corporation.

order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

7. To recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

8. To discuss with the national office of the independent accountants issues on which they were consulted by the Corporation’s audit team and matters of audit quality and consistency.

9. To consider the effect on the Corporation of:

(a) any changes in accounting principles or practices proposed by management or the independent accountants;

(b) any changes in service providers, such as the Corporation’s accountants or administrators, that could impact the Corporation’s internal controls; and

(c) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

10. To review a presentation by the independent accountants with respect to the Corporation’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

11. To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

12. To interact with the Corporation’s independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters

13. To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

14. To review and discuss with management and the independent accountants the Corporation’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

15. To meet with the Corporation’s independent accountants at least four times during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate.

(a) to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b) to review the Corporation’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c) to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Corporation’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d) to review with the independent accountants their opinions as to the fairness of the financial statements;

(e) to review and discuss quarterly reports from the independent accountants relating to:

(1) all critical accounting policies and practices to be used;

(2) all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

Compliance Oversight

16. To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

17. To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Corporation operations.

18. To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

19. To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

20. To discuss with the Corporation’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Oversight of Corporation’s Internal Audit Function

21. To recommend to the Board of Directors the appointment of the Corporation’s principal accounting officer and principal financial officer.

22. To consider whether to grant any approvals or waivers sought under the Corporation’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and the National Association of Securities Dealers’ listing standards.

23. To review any alleged violations under the Corporation’s Code and to make any recommendations to the Board of Directors as it deems appropriate.

24. To require the Treasurer or other appropriate officers of the Corporation, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Audit Committee may provide, to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

25. To review disclosures made to the Audit Committee by the Corporation’s chief executive officer and chief financial officer, or persons performing similar roles, during their certification process for the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

26. To discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

Fair Value Procedures

27. Review and provide comments to the investment adviser and independent valuation firm regarding the preliminary valuation conclusions provided by the investment professionals responsible for the portfolio investment. For more detail, see Apollo Investment Corporation—Valuation Procedures.

28. Review comments provided by the investment adviser and independent valuation firm in response to the Audit Committee comments regarding the preliminary valuation.

Compensation

29. Compensation of the chief financial officer shall be recommended to the Board for determination.

Other

30. To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

Committee Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Corporation’s minute book. The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

Approved: March 8, 2004.

Appendix B

APOLLO INVESTMENT CORPORATION

(THE “CORPORATION”)

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee is to select qualified nominees to be elected to the board of directors (the “Board of Directors”) of the Corporation by the Corporation’s stockholders at the annual stockholder meeting, select qualified nominees to fill any vacancies on the Board of Directors or a Committee thereof (consistent with criteria approved by the Board of Directors), develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation, oversee the evaluation of the Board of Directors and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

Membership Requirements

The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation; and (ii) are “independent directors” (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards (the “NASD Listing Standards”); and (iii) any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The members of the Nominating and Corporate Governance Committee shall be appointed annually by the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors. The Chairman of the Nominating and Corporate Governance Committee will be appointed by the members of the Nominating and Corporate Governance Committee.

Authority

In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.

The Nominating and Corporate Governance Committee shall:

A. Select a replacement Director when a vacancy on the Board of Directors (or a committee thereof) occurs or is anticipated.

B. Establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

1. to the extent required, compliance with the independence and other applicable requirements of the NASD Listing Standards, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter; and

2. the ability to contribute to the effective management of the Corporation, taking into account the needs of the Corporation and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Corporation operates.

C. Consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

D. Annually evaluate the qualifications of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Corporation and tenure of its members, and of the Board of Director’s anticipated needs.

E. Upon a significant change in a member of the Board of Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board, review, as appropriate the continued Board membership of such member.

F. Report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

G. Review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.

H. Conduct an annual evaluation of the Board and each committee to determine whether each of them is functioning effectively, and submit a report to the full Board at the end of the review. The Nominating and Corporate Governance Committee will discuss the review with the full Board following the end of each fiscal year.

I. The Nominating and Corporate Governance Committee shall monitor compliance with the Corporation’s Code of Conduct under the Sarbanes-Oxley Act of 2002 and the NASD Listing Standards, including reviewing with the Chief Compliance Officer the adequacy and effectiveness of the Corporation’s procedures to ensure proper compliance. The Committee shall also recommend amendments to the Corporation’s Code of Conduct to the Board of Directors as the Committee may deem appropriate.

Meetings

Subject to the By-Laws and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet not less than two times a year at such time as the Chairman of the Nominating and Corporate Governance Committee shall designate. The Chairman of the Nominating and Corporate Governance Committee shall develop and set the Nominating and Corporate Governance Committee’s agenda, in consultation with the other members of the Nominating and Corporate Governance Committee. Each member of the Board of Directors and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Nominating and Corporate Governance

Committee meeting shall, to the extent practical, be distributed to the members of the Nominating and Corporate Governance Committee sufficiently in advance of each meeting to permit meaningful review. The Nominating and Corporate Governance Committee shall fix its own rules of procedure, and a majority of the number of members then serving on the Nominating and Corporate Governance Committee shall constitute a quorum. The Nominating and Corporate Governance Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

Approved: March 8, 2004.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax – it’s easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:

Read the proxy statement and have your proxy card available.

Go to https://vote.proxy-direct.com and follow the on screen directions.

Vote by Telephone:

Read the proxy statement and have your proxy card available.

When you are ready to vote, call toll free 1-866-241-6192.

Follow the recorded instructions provided to cast your vote.

Vote by Fax:

Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

PROXY

APOLLO INVESTMENT CORPORATION

ANNUAL MEETING OF STOCKHOLDERS to be held October 12, 2005

The undersigned hereby appoints MICHAEL D. WEINER and GORDON E. SWARTZ, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation (the “Company “) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Parker Meridian Hotel located at 119 West 56th Street, New York, New York, 10019 on October 12, 2005 at 10:00 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED. If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature

Signature (Joint Owners)

Date

APO_15613

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

FOR

ALL

WITHHOLD

ALL

FOR ALL

EXCEPT

1. To Elect the following two persons (except as marked to the contrary) as Class I directors who will serve as directors of Apollo Investment Corporation, who will each serve for a term of three years or until his successor is duly elected and qualified.

01. Martin E. Franklin

02. Carl Spielvogel

To withhold authority to vote for either nominee mark “For All Except” and write the nominee number on the line provided:

2. To transact such other business as may properly come before the Meeting.

APO_15613